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                                                                 EXHIBIT 10.15

                         ACCOUNTS RECEIVABLE AGREEMENT


THIS ACCOUNTS RECEIVABLE AGREEMENT ("Agreement") made between Digital Lightwave, Inc. a corporation, having its principal place of business at 15550 Lightwave Drive, City of Clearwater, County of Pinellas, State of Florida, 33760 organized under the laws of the State of Delaware and any division, trade style, successor or successors in interest, hereinafter referred to as SELLER, and Bankers Capital a division of EAB Leasing Corp. having its principal place of business at 4201 Lake Cook Road, Northbrook, County of Cook, State of Illinois, hereinafter referred to as PURCHASER.

1. PURCHASE OF ACCOUNTS. SELLER for and in consideration of the sums set forth in the annexed Schedule "A" (such Schedule "A" as the same may be supplemented or added to from time to time being hereinafter called Schedule "A"), and in accordance with the terms set forth in Schedule "B", and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, assign and transfer to the PURCHASER, its successors and assigns, all of SELLER'S right, title and interest in and to SELLER'S accounts receivables set forth in Schedule "A" which is made a part hereof and all monies due or which may become due upon such accounts receivables. SELLER authorizes PURCHASER to insert in Schedule "A" required accounts receivables information whenever accounts receivables are subsequently purchased. "Accounts" shall be deemed to include, without limitation, all references herein to account(s), account(s) receivable(s) and receivable(s).

2. POWER OF ATTORNEY. SELLER does hereby irrevocably appoint the PURCHASER, its successors and assigns, its true and lawful attorney, for SELLER, and in SELLER'S name and stead, but for PURCHASER'S benefit, (a) to sell, assign, transfer, set over, pledge, compromise, or discharge the whole, or any part, of such accounts receivables; (b) to do all acts and things necessary or proper in furtherance of any such purposes; (c) to ask, collect, receive and sue, in its own name, for the monies due or which may become due, upon such accounts receivables; and (d) to substitute one person, or more, with like powers, hereby ratifying and confirming all that the PURCHASER, or its substitute or substitutes, shall lawfully do by virtue of this sale, assignment and transfer. SELLER authorizes and directs PURCHASER to make, at SELLER'S expense, without the need for SELLER'S signature thereon, whatever financing statements or security agreement filings PURCHASER deems necessary in order to protect its security interest.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS. To induce PURCHASER to purchase the accounts receivables and to render the services available to SELLER, and with full knowledge that the truth and accuracy of the following are being relied upon by the PURCHASER in the purchase and remittance for the accounts receivables acceptable to PURCHASER, the SELLER represents, warrants, covenants and agrees that:

(a) SELLER, if a corporation, is presently in good standing in its state of incorporation;

(b) SELLER is the sole and absolute owner of each account receivable set forth in Schedule "A" and has full legal right to make said sale, assignment and transfer thereof;

(c) The correct amount of each account receivable is as set forth in Schedule "A" and is not in dispute;

(d) The payment of each account receivable is not contingent upon the fulfillment of any obligations or contract, past or future, and any and all obligations required of the SELLER have been fulfilled as of the date of this Agreement;

(e) Each account receivable set forth in Schedule "A" is based on an actual sale and delivery of goods and/or services actually rendered by SELLER, is presently due and owing to SELLER, is not past due or in default, has not been previously sold, assigned, transferred, or pledged, and is free of any encumbrance or lien;

(f) There are no defenses, offsets, or counterclaims against any of the accounts receivables, and no agreement has been made under which SELLER'S customer (hereinafter referred to as "Account Debtor") may claim any deduction or discount, except as otherwise stated in any of the accounts receivables set forth in Schedule "A";

(g) Each account receivable set forth in Schedule "A" shall be the property of the PURCHASER and shall be collected by PURCHASER, but if for any reason it should be paid to SELLER, SELLER shall promptly notify PURCHASER of such payment, shall hold any checks, drafts, or monies so received in trust for the benefit of PURCHASER, and shall promptly endorse, transfer and deliver the same to PURCHASER in the exact form as received by SELLER;

(h) PURCHASER shall have he right of endorsement and also the right to require endorsement by SELLER on all payments received in connection with each account receivable set forth in Schedule "A";

(i) SELLER, and to SELLER'S best knowledge, warrants that each Account Debtor set forth in Schedule "A" is not insolvent as that term is defined pursuant to the Federal Bankruptcy Act and the Uniform Commercial Code;

(j) Each Account Debtor named in Schedule "A" will not object to the payment for, or the quality, or the quantity of, the subject matter of the account receivable and is liable for the amount referred to above in Paragraph 3(c) subject to the provisions in Paragraph 4;

(k) Each Account Debtor set forth in Schedule "A" shall be promptly notified by SELLER after acceptance by PURCHASER that the account receivable has been transferred to and is payable to PURCHASER;

(l) SELLER'S place of business and the place where the records concerning all accounts receivables herein referred to are kept is the one set forth at the beginning of this Agreement. SELLER will promptly advise PURCHASER in writing if such place of business or record keeping is changed or a new place of business or record keeping is added;

(m) All accounts receivables forwarded to PURCHASER and deemed acceptable to PURCHASER after the date hereof, and thereby forming part of Schedule "A", shall comply with each and every one of the foregoing representations, warranties, covenants and agreements referred to above in this Paragraph 3 as supplemented pursuant to Paragraph

---------------------------                       ---------------------------
       SELLER'S                                          PURCHASER'S
       Initials                                            Initials

                                     1 of 2


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  1 hereof.

4. ADJUSTMENTS. In the event of a breach and/or dispute of any of the representations, warranties, covenants and agreements contained in this Agreement, including, but not limited to, a dispute between the SELLER and any Account Debtor set forth in Schedule "A", SELLER shall promptly advise PURCHASER and shall, subject to the PURCHASER'S prior approval, adjust such disputes and advise of any such adjustment, and PURCHASER shall have the right at any time to chargeback to SELLER'S account the amount of any allowance, return of an account receivable, full payment of which is delayed or refused by an asserted counterclaim, defense, or offset by the Account Debtor, plus any expenses incurred by PURCHASER, together with interest from the date of purchase of the account in dispute. Unless reassigned to SELLER, PURCHASER shall remain the absolute owner of such account receivable and any rejected, returned, or recovered personal property, and shall have the right to take possession thereof at anytime, but if such possession is not taken, SELLER is to resell it for PURCHASER'S account with the proceeds made payable to PURCHASER.

---------------------                                  -------------------------
SELLER'S                                               PURCHASER'S
Initials                                               Initials

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5.   SECURITY INTEREST. SELLER hereby grants to PURCHASER a present security interest in all presently owned or hereafter acquired (a) accounts, (b) accounts receivables, (c) contract rights, (d) equipment, (e) chattel paper, (f) general intangibles, (g) instruments, (h) inventory, and all proceeds of all of the foregoing. The security interest and assignment include SELLER's rights to any returned personal property. As such owners and in addition to PURCHASER'S rights under the Uniform Commercial Code, PURCHASER shall have all the rights of an unpaid SELLER, including the rights of replevin, between the parties hereto, as returned personal property. This security interest is granted to secure the performance of the foregoing representations, warranties, covenants and agreements of SELLER contained in this Agreement with respect to all accounts set forth in the annexed Schedule "A" as the same may be supplemented from time to time as provided by Paragraph 1 hereof as well as all other obligations of SELLER under this Agreement. With respect to an account set forth in Schedule "A" as supplemented pursuant to Paragraph 1 hereof, upon a breach of any of the Paragraph 3 representations, warranties, agreements and covenants, and to the extent such accounts remain unpaid, PURCHASER may exercise, at its sole option, any and all rights with respect to the collateral, of a secured creditor under the provisions of Article 9 of the Uniform Commercial Code, including the right to realize upon said collateral as PURCHASER may determine. SELLER will indemnify, hold harmless and protect PURCHASER against liability, loss or expense caused by or arising out of the rejection of personal property or services by any Account Debtor named in Schedule "A" or alleged counterclaims, defenses or offsets of every kind. SELLER agrees to sign any such financing statement(s) in a form satisfactory to PURCHASER, which PURCHASER may at any time desire to file in order to protect PURCHASER's security interest. SELLER further agrees to pay to PURCHASER any and all costs, plus reasonable attorneys' fees in enforcing the terms of this Agreement in the event of a breach, as well as fees and costs incurred in connection with a bankruptcy proceeding including, but not limited to, any objections or disputes, or if it is necessary for PURCHASER to retain the services of a lawyer to protect its rights and interests.

6. PAYMENT. Upon acceptance of this Agreement by PURCHASER, PURCHASER further agrees upon collection in full of each account set forth in Schedule "A" to promptly pay over the sum corresponding to each invoice set forth in Schedule "A" less any amount previously paid by PURCHASER to SELLER for said account, less (a) any deduction or discount provided for in Paragraph 3 (f); and (b) any chargebacks provided for by Paragraph 4; and (c) any indemnification provided for by Paragraph 5 and less (d) the amount as set forth in accordance with Paragraphs 3, 7, 8, 9, 10, 11, 12, and 13 in the annexed Schedule "B". SELLER shall be estopped to deny the accuracy of any and all written statements of account sent SELLER by PURCHASER unless SELLER notifies PURCHASER of any discrepancies within thirty (30) days of receipt of said statements of account in writing. Said notices must set forth any differences between said statement and SELLER'S records.

7. ACCOUNT COLLECTION SERVICES. Since certain Account Debtors require or prefer that all of SELLER'S accounts receivables be paid to the same address and/or party. PURCHASER and SELLER agree that PURCHASER shall collect all such accounts receivables whether owned by SELLER or PURCHASER, and PURCHASER agrees to remit the amount of the accounts receivables it receives and does not own, subject to PURCHASER'S rights as a secured party, to SELLER after deducting a handling fee of N/A% of such amounts received. It is understood and agreed by SELLER that this Paragraph does not impose any affirmative duty on PURCHASER to do any act other than to turn over such amounts.

8. SELLER agrees, upon request by PURCHASER, to furnish PURCHASER with all financial information of SELLER, including, but not limited to, Tax Return
Forms 940 and 941, and evidence of payment of the taxes, as well as any other information and documents as PURCHASER may reasonably request from time to time.

9. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Illinois. The parties consent to the exclusive personal jurisdiction and venue of any federal or state court located in Cook County, Illinois and waive trial by jury.

10. NOTICES. All notices, declarations, requests, consents and other communications given hereunder or in connection herewith, or with the obligations secured hereby, shall be in writing and shall be deemed to have been given when deposited or delivered in the United States mail, registered or certified, postage prepaid, addressed to the SELLER or PURCHASER at its address stated above, or at such other address as any such party may hereinafter specify by written notice to the other.

11. SEVERABILITY. Any provision(s) of this Agreement which is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision(s) in any other jurisdiction.

12. SUCCESSORS AND ASSIGNS. SELLER shall not alienate, assign, pledge, hypothecate or otherwise encumber, sell or transfer any of its right, title or interest in, to or under any of the accounts receivables, as defined in Paragraph 1 and further described in Schedule "A", as amended from time to time and the Collateral described in Paragraph 5, without the prior written consent of PURCHASER, which consent may be denied or granted in PURCHASER'S sole discretion, and subject to such terms and conditions as the PURCHASER may then specify. PURCHASER may, at its option, assign this Agreement and all or part of the monies due it to a third party. SELLER, upon receiving notice of any such assignment, agrees to abide thereby and make payments or direct SELLER'S customers and Account Debtors to make payment as may therein be directed. In the event of any such full or partial assignment by PURCHASER, SELLER shall have no recourse against PURCHASER'S Assignee. SELLER agrees that any claim which may arise by SELLER shall be made against PURCHASER only and waives any rights it may have against PURCHASER'S Assignee.

13. Schedules "A", "B", "C", "D" and "E" are attached hereto and made a part hereof.

     IN WITNESS WHEREOF, SELLER and PURCHASER have as of the _____day of December, 1998 caused these presents to be duly signed by their respective authorized representatives, attested to, and do hereby appoint their respective authorized representatives their true and lawful attorneys-in-fact to acknowledge and deliver these presents.


DIGITAL LIGHTWAVE, INC.

A DELAWARE CORPORATION                       BY:
                                                -------------------------------
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                                                  BANKERS CAPITAL  a division of
                                                  EAB Leasing Corp.
NAME:BRYAN J. ZWAN                                A Pennsylvania Corporation
     -------------

TITLE:Chairman of the Board, President            BY:________________________
      --------------------------------
and Chief Executive Officer
---------------------------

ATTEST:                                           NAME:______________________

(Assistant) Secretary                             TITLE:_____________________

                                                  ATTEST:

                                                  (Assistant) Secretary

                                  SCHEDULE "B"

1. This Agreement will be based on a six (6) month renewable contract for $2,000,000.00 per month effective as of the date hereof, and unless PURCHASER/SELLER receives written notice from SELLER/PURCHASER at least thirty
(30) days prior to the end of the contract period, this Agreement will automatically and continuously renew for a like period under the same terms and conditions as provided herein. The rights and obligations of both SELLER and PURCHASER with respect to all accounts purchased hereunder shall survive any termination or non-renewal of this Agreement.

2. The amounts advanced periodically by PURCHASER to SELLER will be based on the value of the accounts receivables from SELLER'S customers and Account Debtors or contracts approved by PURCHASER and purchased periodically from SELLER and will not exceed 80% of such receivables, or a total advance outstanding of $2,900,000.00. PURCHASER reserves the right to reject any accounts receivables at any time for credit and/or account debtor concentration reasons.

3. PURCHASER shall be entitled to collect an interest rate equivalent amount on funds advanced to SELLER based upon the prime rate of interest as published from time to time in the Wall Street Journal, plus 1.5%, on a 360-day basis.

4.   This Agreement is subject to receipt of the following documents:

     (a) Any other document which PURCHASER may from time to time reasonably request.

5. This Agreement may not be assigned by SELLER without the PURCHASER'S express written consent, which consent may be withheld at PURCHASER'S sole discretion.

6. This Agreement may not be changed orally; all changes must be in writing and signed by both parties.

7.   SELLER agrees to pay a wire transfer charge of $20.00 per wire.

8. The following Fee Schedule will apply to the face value of accounts receivables purchased hereunder.

                  If Collected Within    Net Fee due PURCHASER
                  -------------------    ---------------------
                   1       to      45 days 1.25%
                  46       to      60 days 1.75%
                  61       to      75 days 2.25%
                  76       to      90 days 2.75%

9. All accounts receivables which are unpaid after ninety (90) days from the date of purchase are subject to chargeback at PURCHASER'S sole discretion.

10. For any account receivable which is unpaid and ninety (90) days past the date of purchase, the net fee shall increase by 1.0% for each ten (10) days or fraction thereof it remains unpaid.

11.  All invoices under $N/A will have an additional fee of N/A%

12. In the event the amount advanced to SELLER by PURCHASER exceeds the percentage as stated in Paragraph 2 above, for whatever reason, PURCHASER shall have the right to:

     (a)  Chargeback the amount exceeding said percentage to SELLER; or
     (b) Deduct the amount exceeding said percentage from any funds received by PURCHASER; or
     (c)  Deduct the amount exceeding said percentage from any future advance;
          or
     (d) Avail itself of any other remedy provided for in this Agreement or as provided by law.

13. Notwithstanding anything to the contrary contained herein SELLER acknowledges and agrees that it will pay to PURCHASER a guaranteed minimum monthly fee in the amount of $10,000.00 for and during each and every month of the contract period and monthly thereafter until SELLER's obligations to PURCHASER with respect to all accounts receivables purchased hereunder have been fully satisfied.


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          SELLER'S                                        PURCHASER'S
          Initials                                         Initials

                                     1 of 2

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14. Notwithstanding anything to the contrary contained herein each Schedule A may be settled in bulk by applying all sums received by PURCHASER for a specific Schedule A to any amount outstanding on said specific Schedule A, after which any remaining sum shall be paid over to SELLER as provided for herein. Furthermore, in the event SELLER discontinues selling to PURCHASER accounts receivables hereunder or terminates this Agreement as provided for herein, PURCHASER has the right to settle in bulk all Schedule A's collectively and simultaneously in the aforementioned manner.

----------------                                       ---------------------
SELLER'S                                                         PURCHASER'S
Initials                                                            Initials

                                     1 of 2
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     IN WITNESS WHEREOF, SELLER and PURCHASER have as of ___ day of ____, 19__
caused these presents to be duly signed by their respective authorized representatives, attested to, and do hereby appoint their respective authorized representatives their true and lawful attorneys-in-fact to acknowledge and deliver these presents.

Digital Lightwave, Inc.                           BANKERS CAPITAL a division of
                                                  EAB Leasing Corp.
A Delaware Corporation                            A Pennsylvania Corporation

BY:                                               BY:
   ________________________________________           _________________________

NAME:  Bryan J. Zwan                              NAME:
      _____________________________________             _______________________

TITLE: Chairman of the Board, President and       TITLE:
      _____________________________________             _______________________

      Chief Executive Officer
      _____________________________________


ATTEST:                                           ATTEST:

(Assistant) Secretary _____________________       (Assistant) Secretary _______

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